                                                                   EXHIBIT 10.16


                             BB&T SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Security Agreement") is made as of the September 1, 2004, by and between ABSORPTION CORP., a Nevada corporation (the "Borrower" or the "Debtor"), and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Secured Party").

         WHEREAS, arrangements have been made pursuant to a Letter of Credit and Reimbursement Agreement of even date herewith between the Borrower and the Secured Party (the "Reimbursement Agreement") for the issue by the Secured Party of its irrevocable letter of credit in the aggregate amount of $4,956,384.00 (the "Letter of Credit") to Branch Banking and Trust Company, as trustee (the "Trustee") to secure those $4,900,000 Tax-Exempt Industrial Development Revenue Bonds (Absorption Corp. Project), Series 2004 (the "Bonds") issued by the Wayne County Industrial Development Authority (the "Authority") under an Indenture of Trust dated as of September 1, 2004 between the Authority and the Trustee (the "Indenture"); and

         WHEREAS, capitalized terms appearing within but not otherwise defined shall have the meanings ascribed to them in the Reimbursement Agreement; and

         WHEREAS, the Secured Party is unwilling to extend credit to and to otherwise deal with the Borrower unless the Borrower grants to the Secured Party a security interest in certain personal property of the Borrower; and

         WHEREAS, the Borrower is desirous of further securing to the Secured Party the payment of all obligations which are payable under the Reimbursement Agreement, including, but without limitation any Swap Agreement and the performance of the covenants and agreements contained herein and in the Reimbursement Agreement, the other Related Documents and all other documents related thereto, as each of the foregoing may from time to time be amended;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises herein contained, the parties hereto agree as follows:

I.       DEFINITIONS.

         1.1 COLLATERAL. Unless specific items of personal property are described below, the Collateral shall consist of all now owned and hereafter acquired and wherever located personal property of Debtor identified below, each capitalized term as defined in
               Article 9 of the Georgia Uniform Commercial Code ("UCC") (check applicable items):


         [ ]   (i)     Accounts, including all contract rights and
                       health-care-insurance receivables;

         [ ]   (i-a)   The Account(s), contract right(s) and/or
                       Health-Care-Insurance Receivables specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------


         [ ]   (ii)    Inventory, including all returned inventory;

         [ ]   (ii-a)  The Inventory specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [X]   (iii)   Equipment, including all Accessions thereto, and all
                       manufacturer's warranties, parts and tools therefor;

         [ ]   (iii-a) The Equipment, including all Accessions thereto, all manufacturer's warranties therefor, and all parts and tools therefor, specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (iv)    Investment Property, including the following
                       certificated securities and/or securities account(s) specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (v)     Instruments, including all promissory notes and
                       certificated certificates of deposit specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (vi)    Deposit Accounts with Secured Party specifically
                       described below (list account number(s)):

         [ ]   (vi-a)  The Deposit Accounts with other financial institutions specifically described as follows (list financial institution and account numbers):

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (vii)   Chattel Paper (whether tangible or electronic);

         [ ]   (vii-a) The Chattel Paper specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (viii)  Goods, including all Fixtures and timber to be cut, located or situated on the real property specifically described as follows (list legal description as shown on deed including county and state):

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (ix)    Farm Products, including all crops grown, growing or to
                       be grown, livestock (born and unborn), supplies used or produced in a farming operation, and products of crops and livestock;

         [ ]   (ix-a)  The Farm Products specifically described as follows:

                       ---------------------------------------------------------

                       ---------------------------------------------------------

         [ ]   (x)     As-Extracted Collateral from the following location(s)
                       (list legal description including county and state):

                       ---------------------------------------------------------

         [ ]   (xi)    The Letter-of-Credit Rights under the following letter(s)
                       of credit (list issuer, number and amount):

                       ---------------------------------------------------------


         [ ]   (xii)   Documents of Title, including all warehouse receipts and
                       bills of lading specifically described as follows:

                       ---------------------------------------------------------


         [ ]   (xiii)  Commercial Tort Claim(s) more specifically described as follows:

                       ---------------------------------------------------------

         [ ]   (xiv)   Money, including currency and/or rare coins delivered to
                       and in possession of the Secured Party specifically described as follows:

                       ---------------------------------------------------------

         [ ]   (xv)    Software specifically described as follows:

                       ---------------------------------------------------------

         [ ]   (xvi)   Manufactured Home(s):

                                                                               Doublewide
                      Model            Year         Serial Number 1         Serial Number 2
               -------------------------------------------------------------------------------
               1.
               -------------------------------------------------------------------------------
               2.
               -------------------------------------------------------------------------------

         [ ]   (xvii)  Vehicles, including recreational vehicles and watercraft described below:

                                                                                  VIN Number/
                      New/Used           Year/Make        Model/Body Type        Serial Number
               ---------------------------------------------------------------------------------------
               1.
               ---------------------------------------------------------------------------------------
               2.
               ---------------------------------------------------------------------------------------
               3.
               ---------------------------------------------------------------------------------------
               4.
               ---------------------------------------------------------------------------------------
               5.
               ---------------------------------------------------------------------------------------

         [ ]   (xviii) General intangibles, including all Payment Intangibles, copyrights, trademarks, patents, tradenames, tax refunds, company records (paper and electronic), rights under equipment leases, warranties, software licenses, and the following, if any:

                       ---------------------------------------------------------

         [ ]   (xix)   Supporting Obligations;


         [X]   (xx)    to the extent not listed above as original collateral,
                       all proceeds (cash, insurance and non-cash) and products of the foregoing.

         1.2 OBLIGATIONS. This Security Agreement secures the following (collectively, the "Obligations"):

               (i) the payment of all obligations which are payable under the Reimbursement Agreement, including, but without limitation any Swap Agreement and the performance of the covenants and agreements contained herein and in the Reimbursement Agreement and the Related Documents, and all other documents related thereto, as each of the foregoing may from time to time be amended (collectively, the "Loan Documents");

               (ii) all of Debtor's or Borrower's present and future indebtedness and obligations to Secured Party;

               (iii) the repayment of (a) any amounts that Secured Party may advance or spend for the maintenance or preservation of the Collateral, and (b) any other expenditures that Secured Party may make under the provisions of this Security Agreement or for the benefit of Debtor or Borrower;

               (iv) all amounts owed under any modifications, renewals, extensions or substitutions of any of the foregoing obligations;

               (v) all Default Costs, as defined in Paragraph VIII of this Security Agreement; and

               (vi) any of the foregoing that may arise after the filing of a petition by or against Debtor or Borrower under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code
                       Section 362 or otherwise.

         1.3 UCC DEFINITIONS. Any term used in the UCC and not otherwise defined in this Security Agreement has the meaning given to the term in the UCC.

II.      GRANT OF SECURITY INTEREST.

         Debtor grants a security interest in the Collateral to Secured Party to secure the payment and performance of the Obligations.

III.     PERFECTION OF SECURITY INTERESTS.

         3.1   FILING OF SECURITY INTERESTS.

               (i) Debtor authorizes Secured Party to file any financing statement (the "Financing Statement") describing the Collateral in any location deemed necessary and appropriate by Secured Party.

               (ii) Debtor authorizes Secured Party to file a Financing Statement describing any agricultural liens or other statutory liens held by Secured Party.

               (iii) Secured Party shall receive prior to the closing an official report from the Secretary of State of each Place of Business and the Debtor State, each as defined below, collectively (the "Filing Reports") indicating that Secured Party's security interest is prior to all other security interests or other interests reflected in the report.

         3.2   POSSESSION.

               (i) Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a Financing Statement.

               (ii) Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

         3.3 CONTROL AGREEMENTS. Debtor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of (check appropriate items):

               [ ] Deposit Accounts (for deposit accounts at other financial institutions);

               [ ] Investment Property (for securities accounts, mutual funds and other uncertificated securities;

               [ ]     Letter-of-credit rights; and/or

               [ ]     Electronic chattel paper.

         3.4 MARKING OF CHATTEL PAPER. If Chattel Paper is part of the Collateral, Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper.

IV.      POST-CLOSING COVENANTS AND RIGHTS CONCERNING THE COLLATERAL.

         4.1 INSPECTION. The Secured Party may inspect any Collateral in the Debtor's possession, at any time upon reasonable notice.

         4.2 PERSONAL PROPERTY. Except for items specifically identified by Debtor and Secured Party as Fixtures, the Collateral shall remain personal property at all times, and Debtor shall not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

         4.3 SECURED PARTY'S COLLECTION RIGHTS. Secured Party shall have the right at any time to enforce Debtor's rights against any account debtors and obligors.

         4.4   LIMITATIONS ON OBLIGATIONS CONCERNING MAINTENANCE OF COLLATERAL.

               (i) RISK OF LOSS. Debtor has the risk of loss of the Collateral.

               (ii) NO COLLECTION OBLIGATION. Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

         4.5 NO DISPOSITION OF COLLATERAL. Secured Party does not authorize, and Debtor agrees not to:

               (i) make any sales or leases of any of the Collateral, except for sales of inventory in the ordinary course of business;

               (ii)    license any of the Collateral; or

               (iii) grant any other security interest in any of the Collateral, except for purchase money security interests permitted by the Reimbursement Agreement.

         4.6 PURCHASE MONEY SECURITY INTERESTS. To the extent Debtor uses the Bonds to purchase Collateral, Debtor's repayment of the Obligations shall apply on a "first-in-first-out" basis so that the portion of the Bonds used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

         4.7 INSURANCE. Debtor shall obtain and keep in force such insurance on the Collateral as is normal and customary in the Debtor's business or as the Secured Party may require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such insurance companies as the Secured Party may approve. All policies of insurance will contain the long-form Lender's Loss Payable clause in favor of the Secured Party, and the Debtor shall deliver the policies or complete copies thereof to the Secured Party. Such policies shall be noncancellable except upon thirty (30) days' prior written notice to the Secured Party. The proceeds of all such insurance, if any loss should occur, may be applied by the Secured Party to the payment of the Obligations or to the replacement of any of the Collateral damaged or destroyed, as the Secured Party may elect or direct in its sole discretion, except as provided in the Deed of Trust. The Debtor hereby appoints (which appointment constitutes a power coupled with an interest and is irrevocable as long as any of the Obligations remain outstanding) Secured Party as its lawful attorney-in-fact with full authority to make, adjust, settle claims under and/or cancel such insurance and to endorse the Debtor's name on any instruments or drafts issued by or upon any insurance companies.

V.       DEBTOR'S REPRESENTATIONS AND WARRANTIES.

         Debtor represents and warrants to Secured Party:

         5.1 TITLE TO AND TRANSFER OF COLLATERAL. It has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Security Agreement.

         5.2 LOCATION OF COLLATERAL. All collateral consisting of goods (equipment, inventory, fixtures, crops, unborn young of animals, timber to be cut, manufactured homes; and other tangible, movable personal property) is located solely in the following States (the "Collateral States"):

                     Georgia
               -----------------------------------------------------------------


         5.3   LOCATION, STATE OF INCORPORATION AND NAME OF EACH DEBTOR.
               Debtor's:

               (i) chief executive office (if Debtor has more than one place of business), place of business (if Debtor has one place of business), or principal residence (if Debtor is an individual), is located in the following State and address (with regard to each Debtor, the "Place of Business"):

                       Absorption Corp.

                       6960 Salashan Parkway

                       Ferndale, WA 98248

               (ii) state of incorporation or organization for Debtor is Nevada (as applicable to each Debtor, the "Debtor State");

               (iii) exact legal name is as set forth in the first paragraph of this Security Agreement.

         5.4 BUSINESS PURPOSE. None of the Obligations is a Consumer Transaction, as defined in the UCC and none of the Collateral has been or will be purchased or held primarily for personal, family or household purposes.

VI.      DEBTOR'S COVENANTS.

         Until the Obligations are paid in full, Debtor agrees that it will:

         6.1 preserve its legal existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets;

         6.2   not change the Debtor's State of its registered organization;

         6.3 not change its registered name without providing Secured Party with 30 days' prior written notice; and

         6.4 not change the state of its Place of Business or, if Debtor is an individual, change his state of residence without providing Secured Party with 30 days' prior written notice.

VII.     EVENTS OF DEFAULT.

         The occurrence of any of the following shall, at the option of Secured Party, be an Event of Default:

         7.1 Any Event of Default by Borrower or Debtor under the Loan Documents or any of the other Obligations;

         7.2 Debtor's failure to comply with any of the provisions of, or the incorrectness of any representation or warranty contained in, this Security Agreement or in any other document relating to the Obligations which is not cured within 30 days following written notice from Bank to Debtor of such failure;

         7.3 Transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

         7.4   Attachment, execution or levy on any of the Collateral;

         7.5 Debtor voluntarily or involuntarily becoming subject to any proceeding under (a) the Bankruptcy Code or (b) any similar remedy under state statutory or common law;

         7.6 Debtor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local (a) hazardous waste or environmental law, (b) asset forfeiture or similar law which can result in the forfeiture of property, or (c) other law, where noncompliance may have any significant effect on the Collateral; or

         7.7 Secured Party shall receive at any time following the closing a UCC filing report indicating that Secured Party's security interest is not prior to all other security interests or other interests reflected in the report.

VIII.    DEFAULT COSTS.

         8.1 Should an Event of Default occur, Debtor will pay to Secured Party all costs incurred by the Secured Party for the purpose of enforcing its rights hereunder, including:

               (i)     costs of foreclosure;

               (ii)    costs of obtaining money damages; and

               (iii) a reasonable fee for the service of attorneys employed by Secured Party for any purpose related to this Security Agreement or the Obligations, including without limitation consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.

IX.      REMEDIES UPON DEFAULT.

         9.1 GENERAL. Upon any Event of Default, Secured Party may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise.

         9.2 CONCURRENT REMEDIES. Upon any Event of Default, Secured Party shall have the right to pursue any of the following remedies separately, successively or concurrently:

               (i) File suit and obtain judgment and, in conjunction with any action, Secured Party may seek any ancillary remedies provided by law or at equity, including levy of attachment and garnishment.

               (ii) Take possession of any Collateral if not already in its possession without demand and without legal process. Upon Secured Party's demand, Debtor will assemble and make the Collateral available to Secured Party as it directs. Debtor grants to Secured Party the right, for this purpose, to enter into or on any premises where Collateral may be located.

               (iii) Without taking possession, sell, lease or otherwise dispose of the Collateral at public or private sale in accordance with the UCC.

X.       FORECLOSURE PROCEDURES.

         10.1 NO WAIVER. No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default, or (c) affect any subsequent default of the same or of a different nature.

         10.2 NOTICES. Secured Party shall give Debtor such notice of any private or public sale as may be required by the UCC.

         10.3 CONDITION OF COLLATERAL. Secured Party has no obligation to repair, clean-up or otherwise prepare the Collateral for sale.

         10.4 NO OBLIGATION TO PURSUE OTHERS. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party's rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

         10.5 COMPLIANCE WITH OTHER LAWS. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

         10.6 WARRANTIES. Secured Party may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

         10.7 SALES ON CREDIT. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale as and when received, less expenses.

         10.8 PURCHASES BY SECURED PARTY. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of the Debtor.

         10.9 NO MARSHALLING. Secured Party has no obligation to marshal any assets in favor of Debtor, or against or in payment of:

               (i)     this Security Agreement,

               (ii)    any of the other Obligations, or

               (iii) any other obligation owed to Secured Party, Debtor or any other person.

XI.      MISCELLANEOUS.

         11.1  ASSIGNMENT.

               (i) BINDS ASSIGNEES. This Security Agreement shall bind and shall inure to the benefit of the successors and assigns of Secured Party, and shall bind all heirs, personal representatives, executors, administrators, successors and permitted assigns of Debtor.

               (ii) NO ASSIGNMENTS BY DEBTOR. Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.

               (iii) SECURED PARTY ASSIGNMENTS. Secured Party may assign its rights and interests under this Security Agreement. If an assignment is made, Debtor shall render performance under this Security Agreement to the assignee. Debtor waives and will not assert against any assignee any claims, defenses or set-offs which Debtor could assert against Secured Party except defenses which cannot be waived.

         11.2 SEVERABILITY. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

         11.3 NOTICES. Any notices required by this Security Agreement shall be delivered in accordance with the Reimbursement Agreement.

         11.4 HEADINGS. Section headings used in this Security Agreement are for convenience only. They are not a part of this Security Agreement and shall not be used in construing it.

         11.5 GOVERNING LAW. This Security Agreement is being executed and delivered and is intended to be performed in the State of Georgia and shall be construed and enforced in accordance with the laws of the State of Georgia, except to the extent that the UCC provides for the application of the law of the Debtor State.

         11.6  RULES OF CONSTRUCTION.

               (i) No reference to "proceeds" in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Debtor except in the ordinary course of business.

               (ii)    "Includes" and "including" are not limiting.

               (iii)   "Or" is not exclusive.

               (iv)    "All" includes "any" and "any" includes "all."

         11.7  INTEGRATION AND MODIFICATIONS.

               (i) This Security Agreement is the entire agreement of the Debtor and Secured Party concerning its subject matter.

               (ii) Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.

         11.8 WAIVER. Any party to this Security Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

         11.9 FURTHER ASSURANCES. Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by Secured Party to evidence or perfect the security interest granted herein or to effectuate the rights granted to Secured Party herein.

         The parties have signed this Security Agreement under seal as of the day and year first above written.

                                        ABSORPTION CORP.

                                        By:      /s/ Doug Ellis
                                                 -------------------------------
                                                 Douglas E. Ellis
                                                 President







                                        BRANCH BANKING AND TRUST COMPANY

                                        By:      Daniel Smith
                                                 -------------------------------
                                                 Daniel L. Smith
                                                 Senior Vice President